UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 -    Other Events

On January 19, 2016, the Company issued a press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, to confirm that the previously announced review of strategic alternatives is ongoing, and that the transactions disclosed in the Company’s news release dated January 18, 2016 providing an update on recent activities were not associated with the ongoing strategic review. There can be no assurance that the strategic review will result in any transaction in the future, and no decision has been made to enter into any transaction at this time.

Item 9.01 -    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
Number	Description

99.1	Press Release dated January 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	January 19, 2016	By:	/s/ Mel G. Riggs
Mel G. Riggs
President

Date:	January 19, 2016	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 19, 2016